EXHIBIT 10.1
                                  AGREEMENT

This Agreement (the "Agreement"), dated as of October 10, 2000, is entered into by and among President Casinos, Inc., PRC Holdings Corporation, PRC Management, Inc., PRCX, Inc., President Riverboat Casino-Philadelphia, Inc., P.R.C. Louisiana, Inc., Vegas Vegas, Inc., President Riverboat Casino-New York, Inc., President Mississippi Charter Corp., President Riverboat Casino-Missouri, Inc., President Riverboat Casino-Mississippi, Inc., Broadwater Hotel, Inc., President Riverboat Casino-Iowa, Inc., TCG Blackhawk, Inc., President Casino New Yorker, Inc., The Connelly Group, L.P., and President Broadwater Hotel, LLC, (the "Company"), and each of the undersigned holders (each, a "Consenting Noteholder") of the US $100,000,000 13% Senior Notes, due September 15, 2001 issued pursuant to that certain indenture dated as of August 26, 1994 by and between the Company and United States Trust Company of New York, as trustee (the "13% Notes Indenture" and the "13% Notes Trustee"), of which US $75,000,000 in principal amount is outstanding (the "13% Notes"), and holders of the US $25,000,000 12% Notes, due September 15, 2001 issued pursuant to that certain indenture dated as of December 3, 1998 (the "12% Indenture" and together with the 13% Notes Indenture, the "Indentures"), by and between the Company and U.S. Trust Company of Texas, N.A., as trustee (together with the 13% Notes Trustee, the "Indenture Trustees"), (the "12% Notes"), (the 13% Notes and the 12% Notes are collectively referred to as the "Notes").

                                   RECITALS

WHEREAS the Company is in default on the Notes as a result of, among other things, its failure to make payments due thereunder on March 15, 2000.

WHEREAS the Company and an unofficial committee comprised of certain of the holders of the Notes (the "Committee") have engaged in good faith negotiations and reached a mutually acceptable agreement concerning the restructuring of the Notes (the "Restructuring") on the terms set forth in the term sheet attached hereto as Exhibit A (the "Term Sheet") and incorporated into this Agreement as if fully set forth herein.

WHEREAS the Restructuring contemplates a partial payment and restructuring, as described in the Term Sheet, and is premised upon a sale of the Company's Davenport Boat at a minimum price (the "Davenport Sale") with certain of the proceeds to be used to pay interest payments due on the Notes and to purchase certain of the Notes at par.

WHEREAS the Company and the Consenting Noteholders now desire to implement the Restructuring and to expedite and ensure implementation of the Restructuring, the Consenting Noteholders are prepared to commit, on the terms and subject to the conditions of this Agreement and applicable law, to consent to amendments to the Indentures and to tender their Notes when solicited to do so, and to perform their other obligations hereunder.

NOW THEREFORE, in consideration of the foregoing recitals, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1. Means for Effecting the Restructuring of the Notes. The Company and the Consenting Noteholders agree that the Restructuring of the Notes shall occur by the sale of the Davenport Boat and the deposit of the net proceeds, as defined in the Term sheet ("Net Proceeds"), in an escrow account until the closing of the Repurchase (as defined below) or November 30, 2000. The escrow account shall be pledged as collateral for the Notes and the Net Proceed applied to the Notes at the earlier of closing of the Repurchase (as defined below) or November 30, 2000. The Company shall also commence a joint consent solicitation and tender offer (or redemption without premium, if any) to the Noteholders to waive certain defaults, to amend the Indentures, to pay missed interest payments and to purchase Notes, as set forth in the Term Sheet (the "Repurchase"). The receipt of consents and waivers by holders of at least 98% in aggregate principal amount of the 13% Notes will be a condition precedent to the consummation of the Repurchase.

2. Preparation of Restructuring Documents. Promptly upon execution of this Agreement, the Company shall instruct its counsel to prepare for the review and approval of the parties hereto all documents needed to effectuate the Restructuring as contemplated in this Agreement (collectively, the "Restructuring Documents"). The Company and the Committee shall coordinate with one another in the preparation of the Restructuring Documents and in the negotiation and documentation of the Davenport Sale. In addition, the restructuring of the Company's indebtedness with Lehman Brothers Holdings, Inc., shall be in form and substance acceptable to the Consenting Noteholders. The parties shall abide by the time restrictions set forth in the Term Sheet and in paragraph 3.

3. Timetable. The solicitation of the Repurchase shall commence before the close of the Davenport Sale. Within 5 business days of the regulatory approval of the Davenport Sale, the Davenport Sale shall close, and the Repurchase shall close as soon as reasonably practicable thereafter; provided, however, that the Davenport Sale and the Repurchase close prior to November 30, 2000. As set forth in the Term Sheet, the Company shall sell the New Yorker prior to December 31, 2000 and promptly apply any net proceeds to repurchase the 12% Notes at par. If (i) the Repurchase does not close by November 30, 2000, (ii) the Company receives the requisite votes to consummate the Restructuring under a chapter 11 plan of reorganization, (iii) the Noteholders have received the Net Proceeds, and (iv) this Agreement is not otherwise terminated, the Company shall have until May 30, 2001 to cause the Restructuring to close and become effective pursuant to a final order, of a bankruptcy court with competent jurisdiction over the Company and its assets, confirming a chapter 11 plan of reorganization that reflects the Term Sheet for the Company, provided, from and after November 30, 2000, the Company is taking all reasonable action, determined by the Noteholders in their sole discretion, to obtain confirmation of a chapter 11 plan of reorganization, that reflects the Term Sheet and implements the Restructuring by May 30, 2001. The timetable dates in this paragraph and in the Term Sheet may be extended by Consenting Noteholders holding two thirds in aggregate principal amount of the Notes held by all Consenting Noteholders.

4. Support of the Restructuring. Subject to the provisions of Paragraph 6 below, the Consenting Noteholders shall consent to waivers and amendments to the Indentures, tender their Notes and approve any other action or document necessary to implement the Restructuring. Subject to the provisions of Paragraph 6 below, the Company and each of the Consenting Noteholders shall not: (a) object to the Restructuring or otherwise commence any proceeding to oppose the Restructuring or any of the Restructuring Documents so long as the Company and the Consenting Noteholders have agreed on the form of the Restructuring and the Restructuring Documents contain terms and conditions consistent with those contained in this Agreement; (b) vote for, consent to, support or participate in the formulation of any other out-of-court restructuring, or a plan of reorganization or liquidation under applicable bankruptcy or insolvency laws, in respect of the Company; (c) directly or indirectly seek, solicit, support or encourage any other out-of-court restructuring, plan, proposal or offer of dissolution, winding up, liquidation, reorganization, merger or restructuring of the Company (other than one agreed to in writing by the Company and the Consenting Noteholders) that is inconsistent with this Agreement; (d) take any other action, including but not limited to initiating any legal proceedings that is inconsistent with, or that would delay consummation of the Restructuring.

5. Acknowledgment. This Agreement and the terms of the Restructuring are the product of negotiations between the Company and the Committee. This Agreement is not and shall not be deemed to be a solicitation for consents to waivers and amendments to the Indentures or a solicitation to tender the Notes. Acceptance of the Restructuring will not be solicited from any holder of the Notes until it has received the disclosures required under applicable law. Notwithstanding anything contained herein, the Consenting Noteholders shall be under no requirement to consent to waivers and amendments to the Indentures or to tender their Notes, if the Restructuring Documents presented to the Consenting Noteholders provide for any terms that are materially inconsistent with this Agreement.

6. Termination of the Consenting Noteholders' Obligations. Each of the Consenting Noteholders may terminate its obligations hereunder and rescind its acceptance of the Restructuring by giving written notice thereof to the other Consenting Noteholders and the Company, if any of the following occur (each, a "Noteholders Termination Event"): (a) the Restructuring Documents provide or are modified to provide for any terms that are adverse to or materially inconsistent with any of the terms or conditions of this Agreement; (b) the Davenport Sale, the sale of the New Yorker, the Restructuring and other related transactions or events are not completed, closed, fully executed or approved in accordance with the time restrictions in the Term Sheet and this Agreement, including but not limited to Paragraphs 1 and 3 of this Agreement; or (c) the Company materially breaches this Agreement or fails to satisfy any of the terms or conditions of the Term Sheet. If the Restructuring is not completed on or before May 30, 2001, this Agreement and the Term Sheet, shall without notice or other act, automatically terminate.

7. Termination of the Company's Obligations. The Company shall have the right to terminate this Agreement, by the giving of written notice thereof to each of the Consenting Noteholders, only in the event of a material breach of this Agreement by the Consenting Noteholders (a "Company Termination Event").

8. Effects of Termination. Subject to Paragraph 23 hereof, upon the occurrence of a Noteholders Termination Event or a Company Termination Event, in each case resulting in the termination of the Consenting Noteholders' obligations or the Company's obligations (as the case may be) under the terms of Paragraph 6 or Paragraph 7 above, this Agreement shall terminate and no party hereto shall have any continuing liability or obligation to pay any other party thereunder; provided, however, that no such termination shall relieve any party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination.

9. Forbearance; Restrictions on Transfers. So long as obligations of the Consenting Noteholders have not been terminated: (a) the Consenting Noteholders will (i) not file a notice of default or sale or take any other action to collect on the Notes or foreclose on any collateral therefor, including, without limitation, instructing the Indenture Trustees on how to proceed in the exercise of any and all remedies, or (ii) give instructions to the Indenture Trustees, if and when reasonably appropriate, to desist from taking action that is inconsistent with this Agreement or the Restructuring; and (b) each of the Consenting Noteholders will not, directly or indirectly, sell, assign, transfer, hypothecate or otherwise dispose of (i) any Notes beneficially owned by it or as to which it has investment authority or discretion (including Notes acquired after the date hereof), (ii) any claim (as that term is defined in section 101(5) of the Bankruptcy Code) arising from, based on or related to the Notes, or (iii) any option, interest in, or right to acquire any Notes or claim referred to in clauses (i) and (ii) above, unless the transferee is (x) an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended, and (y) agrees in writing to be bound by the terms of this Agreement.

10. The Company's Undertakings. So long as this Agreement is in effect, absent the prior written consent of the Consenting Noteholders, the Company shall not take any action materially inconsistent with the Agreement. If required, the Company shall take all reasonable steps necessary and desirable to obtain approval for the Repurchase expeditiously as possible under applicable law, and use reasonable best efforts to obtain any and all requisite regulatory and/or third party approvals for the Davenport Sale and the Restructuring.

11. Fees and Expenses. Upon the execution of this Agreement by the Consenting Noteholders, the Company shall, notwithstanding any agreement to the contrary, pay in full the fees and costs of the professionals of the Committee, and shall timely pay in the ordinary course of business any additional bills submitted to the Company by such professionals through consummation of the Restructuring. In addition, if any party brings an action against any other party based upon a breach by such other party of its obligations hereunder, the prevailing party shall be entitled to all reasonable expenses incurred, including reasonable attorneys', accountants' and financial advisors' fees in connection with such action.

12.  Notices.  Notices given under this Agreement shall be to:

     For the Committee:

     Paul S. Aronzon, Esq.
     Matthew E. McDonald, Esq.

     Milbank, Tweed, Hadley & McCloy LLP
     601 South Figueroa Street, 30th Floor
     Los Angeles, California 90017
     Telephone:  (213) 892-4000
     Telecopy:  (213) 629-5063

     With a copy to:

     Kaye C. Handley
     AIG
     175 Water Street, 25th Floor
     New York, New 10038
     Telephone:  (212) 458-2172
     Telecopy:  (212) 458-2241

     Carney Hawks
     MacKay, Shields
     9 West 57th Street, 33rdd Floor
     New York, New York 10019
     Telephone:  (212) 230-3902
     Telecopy:  (212) 754-9187

     For the Company:

     John S. Aylsworth
     President Casinos, Inc.
     802 North First Street
     St. Louis Missouri  63102
     Telephone:  (314) 622-3000
     Telecopy:  (314) 622-3172

     With a copy to:

     David Lander, Esq.
     Gerard K. Sandweg, Jr., Esq.
     Thompson Coburn LLP
     One Firstar Plaza
     St. Louis, Missouri 63101
     Telephone:  (314) 552-6000
     Telecopy:   (314) 552-7104 or 7067

     For the Consenting Noteholders:

     At the addresses and telephone numbers set forth on the signature pages.

13. Reservation of Rights. This Agreement and the Restructuring are part of a proposed settlement of a dispute among the parties hereto. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of each Consenting Noteholder and each of the Indenture Trustees to protect and preserve its rights, remedies and interests, including without limitation, its claims against the Company. Nothing herein shall be deemed an admission of any kind by the Noteholders. Nothing contained herein effects a modification of the

Consenting Noteholders' or the Indenture Trustees' rights under the Indentures, the Notes or other documents and agreements unless and until the Restructuring becomes effective. If the transactions contemplated herein are not consummated, or if this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408, any applicable state rules of evidence and any other applicable law, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

14. Good Faith Negotiations of Restructuring Documents. The Company and each of the Consenting Noteholders hereby further covenant and agree to negotiate the definitive documents relating to the Restructuring, including, without limitation, the Restructuring Documents, in good faith.

15. Effectiveness; Amendments. This Agreement shall not become effective and binding on the parties hereto unless and until counterpart signature pages hereto shall have been executed and delivered by the Company and the Consenting Noteholders. This Agreement may be executed by one of more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument. Except as expressly provided for herein, no modification, amendment or waiver of any provision of this Agreement or the Term Sheet shall be effective unless such modification, amendment or waiver is in writing and signed by each of the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that nothing contained in this Paragraph shall be deemed to permit sales, assignments or transfers of the Notes other than in accordance with Paragraph 9.

16. Representations and Warranties. Each Consenting Noteholder represents and warrants to the Company and each other that it is an accredited investor and owns the Notes that represent a beneficial interest in the total principal amount (of record and/or beneficially) set forth next to its name on the signature pages hereof, or as to which such holder or its Affiliates (as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, and over whom the Consenting Noteholder exercises sufficient control to insure enforcement of the provisions of this Agreement) has investment authority or discretion. Each party hereunder represents and warrants that the following statements are true, correct and complete as of the date hereof.

  (a) Power, Authority and Authorization. Execution, delivery and performance of this Agreement by such party has been duly authorized by all necessary corporate action on the part of such party, and the person executing this Agreement on behalf of such party is duly authorized to do so;

  (b) No Conflicts. The execution, delivery and performance of this Agreement by such party does not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its organizational documents or those of any of its subsidiaries or (ii) except to the extent previously disclosed in writing to the Committee, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party or under its organizational documents;

  (c) Governmental Consents. The execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission; and

  (d) Binding Obligation. This Agreement is the legally valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, both foreign and domestic, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

17. Disclosure of Individual Holdings. Unless required by applicable law or regulation, the Company shall not disclose (i) the amount of a Consenting Noteholder's holdings of Notes, or (ii) the terms of this Agreement, without the prior written consent of such Consenting Noteholder; and if such announcement or disclosure is so required by law or regulation, the Company shall afford the Consenting Noteholders a reasonable opportunity to review and comment upon any such announcement or disclosure prior to such announcement or disclosure by the Company. The foregoing shall not prohibit the Company from disclosing the approximate aggregate holdings of Notes by the Consenting Noteholders as a group.

18. Entire Agreement. This Agreement, including the Term Sheet and the Restructuring Documents, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith.

19. Representation by Counsel. Each party hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly any rule of law or any legal decision that would provide any party hereto with a defense to the enforcement of the terms of this Agreement against such party shall have no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties hereto.

20. Consideration. Each party hereto acknowledges the receipt and sufficiency of good and valuable consideration in exchange for its agreement to undertake its duties and obligations under this Agreement.

21. Governing Law; Jurisdiction. This Agreement is governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought in a federal court of competent jurisdiction in the Southern District of New York. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably accepts and submits to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding.

22. Specific Performance. It is understood and agreed by each of the parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by any party (other than a breach by the Company of Paragraph 11 hereof) and each non-breaching party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

23. Survival. Notwithstanding the sale of the Notes in accordance with Paragraph 9 hereof or the termination of the Consenting Noteholders' obligations hereunder in accordance with Paragraph 6 hereto, the Company's obligations and agreements set forth in Paragraphs 11 (with respect to expenses incurred through the date of such termination) and 17 (with respect to disclosure of certain information) hereof shall survive such termination and shall continue in full force and effect for the benefit of the Consenting Noteholders in accordance with the terms hereof.

24. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties and their respective successors, assigns, heirs, executors, administrators and representatives. The agreements, representations and obligations of the Consenting Noteholders under this Agreement are, in all respects, several and not joint.

25. No Third Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the parties hereto and no other person or entity.

26. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation thereof.

IN WITNESS WHEREOF, each of the parties below have executed a counterpart of this Agreement, the terms of which shall be effective upon execution by the Company and the Consenting Noteholders.

Dated:  October 10, 2000            PRESIDENT CASINOS, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRC HOLDINGS CORPORATION

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------

                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRC MANAGEMENT, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRCX, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRESIDENT RIVERBOAT CASINO-
                                    PHILADELPHIA, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    P.R.C. LOUISIANA, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    VEGAS VEGAS, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRESIDENT RIVERBOAT CASINO-NEW YORK, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRESIDENT MISSISSIPPI CHARTER CORP.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRESIDENT RIVERBOAT CASINO-MISSOURI, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRESIDENT RIVERBOAT CASINO-
                                    MISSISSIPPI, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    BROADWATER HOTEL, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRESIDENT RIVERBOAT CASINO-IOWA, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    TCG BLACKHAWK, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRESIDENT CASINO NEW YORKER, INC.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    THE CONNELLY GROUP, L.P.

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------

                                    PRESIDENT BROADWATER HOTEL, LLC

                                    By:     /s/ John S. Aylsworth
                                          ------------------------------------
                                    Name:   John S. Aylsworth
                                          ------------------------------------
                                    Title:  President and COO
                                          ------------------------------------



Dated:  October 10, 2000            SUNAMERICA INC.

                                    By:     /s/ Rafael Fogel
                                          ------------------------------------
                                    Name:   Rafael Fogel
                                    Title:  Authorized Agent

                                    Principal amount of 13% Notes:  $7,440,000

                                    Notice Contact:
                                    Kaye C. Handley
                                    Director, High Yield Investments
                                    AIG
                                    175 Water Street, 25th Floor
                                    New York, New York  10038

                                    Tel:  (212) 458-2172
                                    Fax:  (212) 458-2241

                                    SUNAMERICA LIFE INSURANCE COMPANY

                                    By:     /s/ Rafael Fogel
                                          ------------------------------------
                                    Name:   Rafael Fogel
                                    Title:  Authorized Agent

                                    Principal amount of 13% Notes:  $2,100,000
                                    Principal amount of 12% Notes: $13,150,000

                                    Notice Contact:
                                    Kaye C. Handley
                                    Director, High Yield Investments
                                    AIG
                                    175 Water Street, 25th Floor
                                    New York, New York  10038
                                    Tel:  (212) 458-2172
                                    Fax:  (212) 458-2241

                                    ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                    By:     /s/ Rafael Fogel
                                          ------------------------------------
                                    Name:   Rafael Fogel
                                    Title:  Authorized Agent

                                    Principal amount of 13% Notes:  $1,000,000

                                    Notice Contact:
                                    Kaye C. Handley
                                    Director, High Yield Investments
                                    AIG
                                    175 Water Street, 25th Floor
                                    New York, New York  10038
                                    Tel:  (212) 458-2172
                                    Fax:  (212) 458-2241

                                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                    By:     /s/ Rafael Fogel
                                          ------------------------------------
                                    Name:   Rafael Fogel
                                    Title:  Authorized Agent

                                    Principal amount of 13% Notes:  $150,000

                                    Notice Contact:
                                    Kaye C. Handley
                                    Director, High Yield Investments
                                    AIG

                                    175 Water Street, 25th Floor
                                    New York, New York  10038
                                    Tel:  (212) 458-2172
                                    Fax:  (212) 458-2241

                                    SUNAMERICA CBO

                                    By:     /s/ Rafael Fogel
                                          ------------------------------------
                                    Name:   Rafael Fogel
                                    Title:  Authorized Agent

                                    Principal amount of 13% Notes: $16,220,000

                                    Notice Contact:
                                    Kaye C. Handley
                                    Director, High Yield Investments
                                    AIG
                                    175 Water Street, 25th Floor
                                    New York, New York  10038
                                    Tel:  (212) 458-2172
                                    Fax:  (212) 458-2241

                                    BANKERS TRUST, TRUSTEE UNDER TRUST
                                    AGREEMENT DATED, 3/31/97, BY AND AMONG
                                    SUNAMERICA LIFE INSURANCE COMPANY AS
                                    GRANTOR, JOHN ALDEN LIFE INSURANCE COMPANY
                                    AS BENEFICIARY, AND BANKERS TRUST COMPANY
                                    AS TRUSTEE

                                    By:     /s/ Rafael Fogel
                                          ------------------------------------
                                    Name:   Rafael Fogel
                                    Title:  Authorized Agent

                                    Principal amount of 13% Notes:  $2,000,000

                                    Notice Contact:
                                    Kaye C. Handley
                                    Director, High Yield Investments
                                    AIG
                                    175 Water Street, 25th Floor
                                    New York, New York  10038
                                    Tel:  (212) 458-2172
                                    Fax:  (212) 458-2241

                                    AIG GLOBAL INVESTMENT CORPORATION
                                    CBO-3 LTD

                                    By:     /s/ Rafael Fogel
                                          ------------------------------------
                                    Name:   Rafael Fogel
                                    Title:  Authorized Agent

                                    Principal amount of 13% Notes:  $1,000,000

                                    Notice Contact:
                                    Kaye C. Handley
                                    Director, High Yield Investments
                                    AIG
                                    175 Water Street, 25th Floor
                                    New York, New York  10038
                                    Tel:  (212) 458-2172
                                    Fax:  (212) 458-2241



Dated:  October 10, 2000            THE BROWN & WILLIAMSON MASTER
                                    RETIREMENT TRUST

                                    By:  MACKAY SHIELDS LLC
                                    Title:  Investment Advisor
                                            By:     /s/ Robert A. Nisi
                                                ------------------------------
                                            Name:   Robert A. Nisi
                                            Title:  General Counsel

                                    Principal amount of 13% Notes:  $403,000
                                    Principal amount of 12% Notes:  $202,000

                                    Notice Contact:
                                    Carney Hawks
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, New York  10019
                                    Tel:  (212) 230-3903
                                    Fax:  (212) 754-9187

                                    POLICE OFFICERS PENSION OF THE CITY
                                    OF HOUSTON

                                    By:  MACKAY SHIELDS LLC
                                    Title:  Investment Advisor
                                            By:     /s/ Robert A. Nisi
                                                ------------------------------
                                            Name:   Robert A. Nisi
                                            Title:  General Counsel

                                    Principal amount of 13% Notes:  $335,000
                                    Principal amount of 12% Notes:  $179,000

                                    Notice Contact:
                                    Carney Hawks
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, New York  10019
                                    Tel:  (212) 230-3903

                                   Fax:  (212) 754-9187

                                    THE MAINSTAY FUNDS, ON BEHALF OF ITS HIGH
                                    YIELD CORPORATE BOND FUND SERIES

                                    By:  MACKAY SHIELDS LLC
                                    Title:  Investment Advisor
                                            By:     /s/ Robert A. Nisi
                                                ------------------------------
                                            Name:   Robert A. Nisi
                                            Title:  General Counsel

                                    Principal amount of 13% Notes: $21,698,000
                                    Principal amount of 12% Notes: $10,097,000

                                    Notice Contact:
                                    Carney Hawks
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, New York  10019
                                    Tel:  (212) 230-3903
                                    Fax:  (212) 754-9187

                                    THE MAINSTAY FUNDS, ON BEHALF OF ITS
                                    STRATEGIC INCOME FUND SERIES

                                    By:  MACKAY SHIELDS LLC
                                    Title:  Investment Advisor
                                            By:     /s/ Robert A. Nisi
                                                ------------------------------
                                            Name:   Robert A. Nisi
                                            Title:  General Counsel

                                    Principal amount of 13% Notes:  $94,000
                                    Principal amount of 12% Notes:  $47,000

                                    Notice Contact:
                                    Carney Hawks
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, New York  10019
                                    Tel:  (212) 230-3903
                                    Fax:  (212) 754-9187

                                    MAINSTAY VP SERIES FUND, INC., ON BEHALF
                                    OF ITS HIGH YIELD CORPORATE BOND PORTFOLIO

                                    By:  MACKAY SHIELDS LLC
                                    Title:  Investment Advisor
                                            By:     /s/ Robert A. Nisi
                                                ------------------------------
                                            Name:   Robert A. Nisi
                                            Title:  General Counsel

                                    Principal amount of 13% Notes:  $2,348,000
                                    Principal amount of 12% Notes:  $1,180,000

                                    Notice Contact:
                                    Carney Hawks
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, New York  10019
                                    Tel:  (212) 230-3903
                                    Fax:  (212) 754-9187

                                    VULCAN MATERIALS COMPANY HIGH
                                    YIELD ACCOUNT

                                    By:  MACKAY SHIELDS LLC
                                    Title:  Investment Advisor
                                            By:     /s/ Robert A. Nisi
                                                ------------------------------
                                            Name:   Robert A. Nisi
                                            Title:  General Counsel

                                    Principal amount of 13% Notes:  $54,000
                                    Principal amount of 12% Notes:  $27,000

                                    Notice Contact:
                                    Carney Hawks
                                    MacKay Shields LLC
                                    9 West 57th Street, 33rd Floor
                                    New York, New York  10019
                                    Tel:  (212) 230-3903
                                    Fax:  (212) 754-9187

                                [EXHIBIT Al]

                                 TERM SHEET

                                 Term Sheet
              for the restructuring of President Casinos, Inc.'s
         13% Senior Notes due September 15, 2001 (the 13% Notes), and
          President Casinos, Inc.'s 12% Notes due September 15, 2001
         (the 13% Notes and the 12% Notes, collectively, the "Notes")

                              October 10, 2000

The unofficial noteholders' committee comprised of certain holders of the 13% Notes and the 12% Notes (the "Committee") would support a restructuring of the Notes that incorporates, among other things, the terms herein.

This document does not create and is not intended to create a binding and enforceable contract or commitment, and may not be relied upon by either party as the basis for a contract by estoppel or otherwise. This term sheet is part of a proposed settlement of a dispute. Nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of each holder of the Notes (a "Noteholder") and each Trustee under the respective Indentures governing the Notes, to protect and preserve its rights, remedies and interests, including without limitation, its claims against President Casinos, Inc., and its subsidiaries (the "Company"). Nothing herein shall be deemed an admission of any kind. Nothing contained herein effects a modification of the Noteholders' or the Trustee's rights under the Indenture, the Notes or other documents and agreements. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

PARTIAL PAYMENT & RESTRUCTURING: The Company sells the President Riverboat in Davenport, IA (the "Davenport Boat"), and such sale must equal a gross sale price excluding cash of at least $58.2 million. The net proceeds received by the Company per the closing statement shall be applied first to pay the two interest payments due Noteholders on March 15, 2000 and September 15, 2000, an amount of approximately $2.0 million will be withheld to pay off the remaining balance on the Biloxi Casino Barge, working capital will be made available to the Company in an amount not to exceed $2 million and $4.9 million will be placed in an escrow account (and pledged as collateral for the Notes) to be applied to the interest payment due Noteholders on March 15, 2001 (the "Interest Reserve"). The remainder shall be applied to purchase the Notes at par, on a pro rata basis within the two issuances, as follows: 75% to the holders of the 13% Notes and 25% to the holders of the 12% Notes. If the sale of the New Yorker does not close by December 31, 2000 (as provided below), the funds in the Interest Reserve shall be immediately applied to pay down the principal on both Notes on a pro rata basis.

Net proceeds is defined as gross sale price (excluding cash) minus the following:

* All selling expenses

* Investment banker commissions

* Payment to minority 5% partner

* Payoff of Firstar note

*Any net working capital adjustment related to the current assets (excluding cash) and current liabilities which pertain directly to the Davenport operations as of the closing date. The Noteholders are entitled to inspect and review the books of the Company to verify the amount of the net working capital adjustment. If the buyer does not assume the current liabilities of the Davenport operations it purchases, the Company shall retain an amount from the proceeds necessary to pay such current liabilities.

12% NOTES RESTRUCTURING: Noteholders' will extend the maturity of the 12% Notes to September 15, 2003, if the Company meets an interest coverage ratio of 1.3 for the 12% and 13% Notes during the first calendar half of 2001 after accounting for fixed charges as identified on Schedule A hereto.

Noteholders' will agree to extend the September 2000 interest payment to the latter of the close of the sale of the Davenport Boat or September 15, 2000.

The Company shall sell the New Yorker by December 31, 2000. The holders of 12% Notes will cause their Trustee to release the lien on the New Yorker to facilitate the sale. Any net proceeds obtained will be used to repurchase the 12% Notes at par.

All escrow accounts shall also be pledged as collateral for the Notes.

All other terms shall remain the same.

13% NOTES RESTRUCTURING: The 13% Notes Indenture shall be amended to provide for a sinking fund payment of $15 million due July 31, 2001, in lieu of the $25,000,000 redemption scheduled for September 15, 2000, assuming the Admiral is relocated and open and the new slot product is operational by November 30, 2000. For any delay due to river conditions or legislative changes that delays the relocation or the slot product improvements, July 31, 2001 will be extended to be 30 days from the month-end of the month that the relocation and slot improvements actually occur up to and no later than January 31st at the latest. The sinking fund payment shall be excused if the St. Louis operations meet a performance test based on EBITDA (earnings before interest, taxes, depreciation and amortization) for the calendar quarter ending in June 2001 and each quarter thereafter on a rolling basis as set forth in Schedule B hereto (the "Performance Test"). If at any time the St. Louis operations fail to meet the Performance Test, the sinking fund payment shall be due and payable within 30 days of the close of such quarter.

The maturity date on the 13% Notes shall be extended to September 15, 2003, if the Company meets an interest coverage ratio of 1.3 for the 12% and 13% Notes during the first calendar half of 2001 after accounting for fixed charges as identified on Schedule A hereto.

Noteholders' will agree to extend the September 2000 interest payment to the latter of the close of the sale of the Davenport Boat or September 15, 2000.

To secure the 13% Notes, the Company, including its subsidiaries, shall: (a) grant a security interest second in priority to the 12% Notes in all assets securing the 12% Notes; (b) grant a security interest in the Biloxi Casino Barge of the highest seniority available and prior to any security interest granted to Lehman but limited to secure a maximum of $4 million; (c) use best efforts to grant a security interest behind Lehman in the Broadwater Property in Biloxi, MS; (d) create and perfect a pledge of all Class A interests and use its best efforts to obtain and perfect a pledge of all Class B interests in President Broadwater Hotel, LLC; (e) reaffirm or deliver all pledges and security documents that should have already been pledged or delivered to the Trustees pursuant to the Indentures and their related security documents; and
(f) use its best efforts to grant a perfected security interest of the highest seniority available in all of its remaining assets, except for gaming equipment which would require approvals from the applicable gaming commissions. In addition all escrow accounts shall be pledged as collateral for the Notes.

All other terms shall remain the same.

WARRANTS: The restructuring of the Notes shall include the issuance by the Company to the Noteholders, on a pro rata basis, warrants to purchase 10% of the fully diluted, common stock of the Company as of the date of the signing of this agreement at an exercise price of $2.625 per share.

The warrants will expire on the fifth anniversary of their issuance.

Registration rights will be given to the holders of the warrants to the extent necessary to confirm free transferability of the common stock after exercise. The Company shall pay all expenses associated with any registrations.

The stock in which the warrants are exercisable into shall have the same shareholder rights as all other common stock currently outstanding.

THIRD PARTY DEFAULTS: There shall not exist any pending or existing defaults, and the Noteholders shall be reasonably satisfied that there will not be defaults in the future, on any other debt obligation of the Company, including its subsidiaries.

DUE DILIGENCE: The restructuring is conditioned upon the results of a financial and legal due diligence review by the Noteholders.

MATERIAL ADVERSE CHANGE: There shall be no material adverse change to the assets, liabilities or business prospects of the Company or in the ability of the Company to perform its obligations hereunder.

RESTRUCTURING EXPENSES: The Company will pay all the expenses, including professional fees and expenses, of the Committee in connection with the restructuring.

DOCUMENTATION: All the documents necessary or appropriate to facilitate the restructuring of the Notes and the Company shall be in form and substance satisfactory to the Committee and its counsel.

                                  SCHEDULE A

The following fixed charges shall be deducted from the funds available to meet the interest coverage ratio for the Notes:

* corporate overhead, including without limitation legal, professional and administrative expenses excluding legal fees of Milbank, Long Aldridge and Thompson Coburn LLP related to the restructuring of the noteholders and the Lehman debt

* lease payments for the Broadwater Property in Biloxi, MS

* maintenance capital expenditures (excluding capex to move and upgrade the Admiral)

* net cost after income for the New Yorker boat until sold

* financing payments for the Biloxi Casino Barge if not paid off pursuant to Davenport sale

                                  SCHEDULE B

The Performance Test shall be determined as follows:

EBITDA for the St. Louis operations must show at least a 75% rolling improvement in 2001 over the same period in 2000. For example, for the July 31, 2001 sinking fund payment to be excused, EBITDA for the St. Louis operations must be at least 75% greater for the period from January 1, 2001 to June 30, 2001 as compared to the period from January 1, 2000 to June 30, 2000. The St. Louis operations must continue to improve by at least 75% for the period from January 1, 2001 to September 30, 2001 as compared to January 1, 2000 to September 30, 2000 and likewise improve 75% in 2001 from the corresponding periods in 2000, otherwise the sinking fund payment will be due 30 days after the close of the period in which the 75% minimum increase does not occur. For the 3 month and 6 month periods in calendar 2002, EBITDA for the St. Louis operations must not decline from the corresponding periods in 2001, otherwise the sinking fund payment will be due 30 days after the period in which the EBITDA declines.